Exhibit 32(b)
CERTIFICATION OF CHIEF FINANCIAL OFFICER
UNDER 18 U.S.C. 1350
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of HickoryTech Corporation on Form 10-K for the year ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, David A. Christensen, Senior Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of HickoryTech.

Date: March 2, 2010	/s/ David A. Christensen
David A. Christensen
Senior Vice President and Chief Financial Officer